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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 2, 2001


                          New Horizons Worldwide, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                Delaware                                 0-17840                            22-2941704
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      (State or Other Jurisdiction                     (Commission                       (I.R.S. Employer
            of Incorporation)                         File Number)                    Identification Number)


     1231 East Dyer Drive                            Santa Ana, California                               92705
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     (Address of Principal Executive Offices)                                                       (Zip Code)


Registrant's telephone number, including area code:  (714) 438-7600
                                                    ----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On April 2, 2001, New Horizons Worldwide, Inc. (the "Company"), through its indirect wholly-owned subsidiary, New Horizons Computer Learning Center of Atlanta, Inc. ("NHCLC-Atlanta"), a Delaware corporation, acquired from AppleTree Technologies Incorporated ("Seller"), a Georgia corporation, substantially all of the assets (consisting primarily of cash, equipment, certain intellectual property and contract rights, accounts receivable and inventory) (collectively, the "Atlanta Assets") used in connection with Seller's computer training business in and around Atlanta, Georgia (the "Atlanta Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement dated April 2, 2001, among Seller, Larry Hall, Douglas Shankwiler, NHCLC-Atlanta and the Company (the "Atlanta Agreement"). A copy of the Atlanta Agreement is filed as Exhibit 2.1 hereto.

                  As consideration for this acquisition, NHCLC-Atlanta and the Company delivered to Seller at Closing (as defined in the Atlanta Agreement) $15,800,000 in cash and 113,984 shares of common stock, $.01 par value, of the Company. Additionally, $400,000 was retained by the Company in an interest-bearing account, to be paid to Seller following the Net Worth Adjustment (as defined in the Atlanta Agreement). The purchase price and other terms of the Atlanta Agreement were determined through arms-length negotiations. Prior to Closing, Seller, as franchisee, had three (3) franchise agreements with New Horizons Computer Learning Centers, Inc. ("NHCLC"), a wholly-owned subsidiary of New Horizons Education Corporation, which, in turn, is a wholly-owned subsidiary of the Company. The franchise agreement between Seller and NHCLC regarding the Atlanta Business was terminated at Closing and two (2) franchise agreements between Seller and NHCLC regarding the Florida Business (as defined in the Atlanta Agreement) were retained by Seller. There are no material relationships between the Company and Seller or any of their respective affiliates, shareholders, directors or officers.

                  The Company paid the cash portion of the purchase price with funds on hand obtained from its normal business operations and borrowings under the Company's current line of credit.

                  The Atlanta Business provides computer training services to individuals and businesses in and around the Atlanta, Georgia area. The Company intends to cause NHCLC-Atlanta to utilize the Atlanta Assets in order to operate the Atlanta Business substantially as operated prior to its acquisition.

Item 5. OTHER EVENTS.

                  The Company issued a News Release on April 3, 2001, a copy of which is filed as Exhibit 99.1.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Company has determined that the Atlanta Business is not a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore the financial statements of the Atlanta Business are not required to be filed pursuant to Rule 3-05(b) of Regulation S-X.

                  (b) PRO FORMA FINANCIAL INFORMATION. The Company has determined that the Atlanta Business is not a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

                  (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement, dated April 2, 2001, among Seller, Larry Hall, Douglas Shankwiler, NHCLC-Atlanta and the Company.*

                  99.1     News Release from the Company, dated April 3, 2001.


* The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.

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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW HORIZONS WORLDWIDE, INC.



Date:  April  13 , 2001                   By: /s/ Robert S. Mcmillan
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                                              Robert S. McMillan
                                              Vice President, Treasurer, & Chief
                                                Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

                Exhibit              Description of Exhibit
                -------              ----------------------

                  2.1 Asset Purchase Agreement, dated April 2, 2001, among Seller, Larry Hall, Douglas Shankwiler, NHCLC-Atlanta and the Company.*

                  99.1     News Release from the Company, dated April 3, 2001.



* The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.


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